Exhibit 10.37


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT, made as of this 22nd day of January, 1997 by and between CONVERSE INC., a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at One Fordham Road, North Reading, Massachusetts 01864 (hereinafter called "Converse" or "Licensor");

                                       AND

ACTIVE APPAREL GROUP, INC., a corporation organized and existing under the laws of the State of New York, having its principal place of business at 1350 Broadway, Suite 2300, New York, New York 10018 (hereinafter called "Licensee").

                                   WITNESSETH

         WHEREAS, the Licensor and the Licensee entered into a Trademark License Agreement dated May 20, 1994, as amended on October 3, 1995 and June 1, 1996 and January 7, 1997, with respect to the license of certain of the Licensor's trademarks in the United States (the "Agreement"); and

         WHEREAS, Converse and Licensee desire to further amend the Agreement.

         NOW THEREFORE, the parties agree as follows:

         1. Paragraph 6.2 shall be revised to read as follows:

            "6.2 In the event that Licensee sells $5,000,000.00 of Finished Articles in Account Year 3, this Agreement shall be automatically renewed for an additional two (2) years. The Guaranteed Minimum License Fee for each of the Accounting Years in such renewal period shall be the greater of (i) seventy-five percent (75%) of the actual royalties payable for the prior Contract Year in accordance with Article 5.1 hereof or (ii) an amount equal to the


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Guaranteed  Minimum  License  Fee for the prior  Contract  Year plus ten percent
(10%) of such Guaranteed Minimum License Fee."

         2. As amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.


/S/ [ILLEGIBLE]                           By  /S/ [ILLEGIBLE]
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WITNESS:                                  ACTIVE APPAREL GROUP, INC.


/S/ RITA CINQUE                           By  /S/ GEORGE HOROWITZ, PRESIDENT
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